Exhibit 10.41

FIRST AMENDMENT AGREEMENT

     FIRST AMENDMENT AGREEMENT, dated as of December 22, 2004 (the “First Amendment”), to the Receivables Loan and Security Agreement, dated as of June 24, 2004, among Maxtor Receivables LLC, a Delaware limited liability company (the “Borrower”), Maxtor Corporation, a Delaware corporation (“Maxtor”), as servicer (the “Servicer”), Merrill Lynch Commercial Finance Corp., as lender (the “Lender”), Merrill Lynch Commercial Finance Corp., as agent (the “Agent”), U.S. Bank National Association and the other parties named therein (as the same has been and may be further amended, supplemented, modified and/or restated in accordance with its terms, the “RLSA”). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed thereto in the RLSA.

     WHEREAS, the parties hereto have agreed to amend the RLSA on the terms and subject to the conditions herein set forth;

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

ARTICLE I. AMENDMENTS TO THE RLSA

            (a) The RLSA is hereby amended by deleting Clause (s) of Section 7.01 of the RLSA in its entirety and substituting in lieu thereof the following:

     “(s) the non-restricted and unencumbered cash, non-restricted and unencumbered cash equivalents (determined and valued in accordance with GAAP) and non-restricted and unencumbered marketable securities (determined and valued in accordance with GAAP) of the Servicer (if Maxtor or any Affiliate thereof) and its consolidated subsidiaries (including the Borrower) shall be, in the aggregate, less than (i) $250 million at any time if the income or loss from operations plus depreciation and amortization of good will and intangible assets (determined in accordance with GAAP) of the Servicer (if Maxtor or any Affiliate thereof) and its consolidated subsidiaries (including the Borrower) for the most recently ended fiscal quarter of the Servicer multiplied by four (4) was less than 20% of the long-term debt (determined in accordance with GAAP) of the Servicer and its consolidated subsidiaries (including the Borrower) as of the last day of such fiscal quarter and (ii) $175 million at any time if the income or loss from operations plus depreciation and amortization of good will and intangible assets (determined in accordance with GAAP) of the Servicer (if Maxtor or any Affiliate thereof) and its consolidated subsidiaries (including the Borrower) for the most recently ended fiscal quarter of the Servicer multiplied by four (4) was greater than or equal to 20% of the long-term debt (determined in accordance with GAAP) of the Servicer and its consolidated subsidiaries (including the Borrower) as of the last day of such fiscal quarter; or”

            (b) The RLSA is hereby amended by deleting Clause (t) of Section 7.01 of the RLSA in its entirety and substituting in lieu thereof the following:

     “(t) with respect to each fiscal quarter of the Servicer (if Maxtor or any Affiliate thereof) other than the fiscal quarters ending on or about December 31, 2004 and March 31, 2005, the income or loss from operations plus depreciation and amortization of good will and intangible assets (determined in accordance with GAAP) of the Servicer (if Maxtor or any Affiliate thereof) and its consolidated subsidiaries (including the Borrower) for such fiscal quarter of the Servicer multiplied by four (4) shall be less than 20% of the long-term debt (determined in accordance with GAAP) of the Servicer and its consolidated subsidiaries (including the Borrower) as of the last day of such fiscal quarter;”

            (c) Schedule VI of the RLSA is hereby amended by deleting such Schedule in its entirety and inserting in lieu thereof Schedule VI attached hereto as Annex I.

     SECTION 2. CONDITIONS TO EFFECTIVENESS

     This First Amendment shall be effective upon the delivery to the Agent of counterparts hereof executed by each of the parties hereto.

     SECTION 3. MISCELLANEOUS

     (i) The Borrower and the Servicer each hereby certifies that the representations and warranties set forth in Article IV of the RLSA (and any other representations and warranties made by the Borrower or the Servicer in the RLSA) are true and correct on the date hereof (after giving effect to this First Amendment) with the same force and effect as if made on the date hereof, except to the extent that such representations and warranties speak specifically to an earlier date in which case they shall have been true and correct on such date. In addition, after giving effect to this First Amendment, the Borrower and the Servicer each represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that (a) no unwaived Early Amortization Event (nor any event that but for notice or lapse of time or both would constitute an unwaived Early Amortization Event) shall have occurred and be continuing as of the date hereof nor shall any unwaived Early Amortization Event (nor any event that but for notice or lapse of time or both would constitute an unwaived Early Amortization Event) occur due to this First Amendment becoming effective, (b) the Borrower and the Servicer each has the corporate power and authority to execute and deliver this First Amendment and has taken or caused to be taken all necessary corporate actions to authorize the execution and delivery of this First Amendment, (c) no consent of any other person (including, without limitation, shareholders or creditors of the Borrower or the Servicer), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this First Amendment other than such that have been obtained and (d) this First Amendment constitutes the legal, valid and binding obligation of the Borrower and the Servicer, enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity which may limit the availability of equitable remedies.

     (ii) The RLSA, as amended hereby, is hereby ratified and confirmed in all respects and remains in full force and effect in accordance with its terms.

     (iii) All references in the RLSA to “this Agreement” and “herein” and all references to the RLSA in the documents executed in connection with the RLSA shall mean the RLSA as amended hereby and as it may in the future be amended, restated, supplemented or modified from time to time.

     (iv) This First Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this First Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this First Amendment.

     (v) In connection with this First Amendment, the Borrower hereby agrees to pay all costs and expenses incurred by the Lender and the Agent in connection with this First Amendment including, without limitation, the fees and expenses of Kaye Scholer LLP, counsel to the Lender and the Agent.

     (vi) GOVERNING LAW. THIS FIRST AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

[Signature pages to follow.]

          IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

THE BORROWER:	MAXTOR RECEIVABLES LLC

By: /s/ Glen Haubl
Title: Treasurer

THE SERVICER:	MAXTOR CORPORATION

By: /s/ Duston Williams
Title: Chief Financial Officer

THE AGENT:	MERRILL LYNCH COMMERCIAL
FINANCE CORP.

By: /s/ Joseph Magnus
Title: Director

THE LENDER:	MERRILL LYNCH COMMERCIAL
FINANCE CORP.

By: /s/ Joseph Magnus
Title: Director

THE TRUSTEE:	U.S. BANK NATIONAL
ASSOCIATION

By: /s/ Eve D. Kaplan
Title: Vice President

ANNEX I

(See attached)

Maxtor Corporation as Servicer for

Maxtor Receivables LLC (MRLLC)

Merrill Lynch/Radian

Fiscal Month AR
activity Used per	Cut-off Dates – per	Report Due Date on	Settlement Date with
Books	Books	Servicer Report	Conduit Purchasers
Jan-05	29-Jan-05	07-Feb-05	11-Feb-05
Feb-05	26-Feb-05	07-Mar-05	11-Mar-05
Mar-05	02-Apr-05	11-Apr-05	15-Apr-05
Apr-05	07-May-05	16-May-05	20-May-05
May-05	04-Jun-05	13-Jun-05	17-Jun-05
Jun-05	02-Jul-05	12-Jul-05	18-Jul-05
Jul-05	02-Jul-05	15-Aug-05	19-Aug-05
Aug-05	03-Sep-05	13-Sep-05	19-Sep-05
Sep-05	01-Oct-05	10-Oct-05	14-Oct-05
Oct-05	05-Nov-05	14-Nov-05	18-Nov-05
Nov-05	03-Dec-05	12-Dec-05	16-Dec-05
Dec-05	31-Dec-05

Reporting Date = 6th business day after Cut-off Date

Settlement Date = 10th business day after Cut-off Date